UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 31, 2018

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

As previously disclosed, on December 17, 2018, Arbor Realty Trust, Inc. (the “Company”) announced that its Board of Directors declared a special dividend of $0.15 per share of the Company’s common stock (the “Special Distribution”). The Special Distribution will be paid with a combination of cash and shares of the Company’s common stock on January 31, 2019 to common stockholders of record as of December 28, 2018 (the “Record Date”).

The Company intends to pay up to 20% of the Special Distribution in cash, excluding cash that will be paid in lieu of fractional shares, with the balance paid in shares of the Company’s common stock. Stockholders may elect to receive payment of the Special Distribution all in cash or all in the Company’s common stock by submitting a completed election form to American Stock Transfer and Trust Company, LLC (the “Transfer Agent”) prior to 5:00 p.m., Eastern Time, on January 18, 2019 (the “Election Deadline”). Stockholders who fail to return a timely and properly completed election form to the Transfer Agent before the Election Deadline will be deemed to have made an election to receive the Special Distribution entirely in shares of the Company’s common stock. To the extent that the total amount of cash elected by stockholders exceeds 20%, then the available cash will be prorated among those stockholders that elected to receive the Special Distribution in cash, with such stockholders receiving the balance of the Special Distribution in shares of the Company’s common stock.

On December 31, 2018, the Transfer Agent began distributing the election materials, including the cover letter from Ivan Kaufman, the Company’s Chief Executive Officer and President, an election form and accompanying materials regarding the Special Distribution, to stockholders of record as of the Record Date. A copy of each of the cover letter, the election form and the accompanying materials is furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit
99.1	Cover letter for the Special Distribution Election Form, dated December 31, 2018

99.2	Special Distribution Election Form

99.3	Accompanying materials regarding the Special Distribution

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

By:	/s/ Paul Elenio
Name:	Paul Elenio
Title:	Chief Financial Officer

Date: December 31, 2018